SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 333-191063

Date of Report: September 5, 2014

WINHA INTERNATIONAL GROUP LIMITED

Nevada
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Yihe Center, 5 Xinzhong Avenue, Suite 918 Shiqi District, Zhongshan, P.R. China	528400
(Address of principal executive offices)	(Zip Code)

86-760-8896-3655
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed in order to (a) add disclosure regarding a reportable event, and (b) include the letter from Marcum Bernstein & Pinchuk LLP as an exhibit.

Item 4.01	Change in Registrant’s Certifying Accountant

On September 5, 2014 the Board of Directors of WINHA International Group Limited dismissed Marcum Bernstein & Pinchuk LLP as its independent public accounting firm. There is no audit committee of the Board of Directors.

The audit report of Marcum Bernstein & Pinchuk LLP on WINHA International Group Limited’s financial statements for the period from April 15, 2013 (inception) through March 31, 2014 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of Marcum Bernstein & Pinchuk LLP on WINHA International Group Limited’s financial statements for the period from April 15, 2013 (inception) through March 31, 2014 did contain a modification expressing substantial doubt about the ability of WINHA International Group Limited to continue as a going concern. Marcum Bernstein & Pinchuk LLP did not, during the applicable periods, advise WINHA International Group Limited of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the period from April 15, 2013 (inception) through March 31, 2014 and the subsequent interim period through September 5, 2014, there was no (i) disagreement between WINHA International Group Limited and Marcum Bernstein & Pinchuk LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Marcum Bernstein & Pinchuk LLP to make reference to the subject matter of such disagreement in connection with its report, or (ii) “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except for the reportable event described in the following paragraphs.

In its assessment of the effectiveness of internal control over financial reporting as of March 31, 2014, management of WINHA International Group Limited determined that the following deficiencies constituted material weaknesses:

•	We have not achieved the desired level of corporate governance with regard to identifying and measuring the risk of material misstatement. Because of our limited internal resources, we lack key monitoring mechanisms such as independent directors and an audit committee to oversee and monitor the Company’s risk management, business strategies and financial reporting procedures.

•	We have not designed and implemented controls to maintain appropriate segregation of duties in our manual and computer-based business processes, which could affect the Company’s purchasing controls, the limits on the delegation of authority for expenditures, and the proper review of manual journal entries.

•	Our accounting department personnel have limited knowledge and experience in US GAAP and reports with the Securities and Exchange Commission (the “SEC”).

WINHA International Group Limited has requested Marcum Bernstein & Pinchuk LLP to furnish a letter addressed to the SEC stating whether or not Marcum Bernstein & Pinchuk LLP agrees with the statements in this 8-K/A. A copy of the letter is attached as an exhibit to this 8-K/A.

On the same day, WINHA International Group Limited retained the firm of Wei, Wei & Co., LLP to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to September 5, 2014 did WINHA International Group Limited consult with Wei, Wei & Co., LLP regarding any matter of the sort described above with reference to Marcum Bernstein & Pinchuk LLP, any issue relating to the financial statements of WINHA International Group Limited, or the type of audit opinion that might be rendered for WINHA International Group Limited

Item 9.01	Financial Statements and Exhibits

Exhibits

16.1	Letter from Marcum Bernstein & Pinchuk LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2014	WINHA International Group Limited

	By:	/s/ Chung Yan Winnie Lam
Chung Yan Winnie Lam, President